EXHIBIT 3.44

CERTIFICATE OF INCORPORATION

OF

EMPIRE STATE BEDDING CO., INC.

pursuant to Article 2 of the Stock Corporation Law.

We, the undersigned MORTON J. YULMAN, HELEN YULMAN, and IRVING J. YULMAN, for the purpose of forming a business corporation pursuant to Article 2 of the Stock Corporation Law of the State of New York, certify:

FIRST: That the name of the corporation is Empire State Bedding Co., Inc.

SECOND: That the purposes for which the said corporation is formed are to do any and all of the hereafter set forth to the same extent as a natural person could do, viz:

(a) To manufacture, buy, sell, export, import, and distribute bed and other mattresses, bedding and sleeping products of all designs and styles and of any material.

(b) To buy and sell, at wholesale and retail, bedding and sleeping products of every sort and kind.

(c) To import and export, at wholesale and retail, materials of all sorts and kinds used in bedding and sleeping products.

(d) To manufacture, buy, sell, export, import, and distribute at wholesale and retail, raw materials, parts or products going into the construction of and used for bedding and sleeping products.

(e) To create warehouses for the storing and distribution of various products and to distribute such products from such warehouses.

(f) To buy, sell, manufacture, import, export, distribute, and generally deal at wholesale or retail, in machinery used in the manufacture of furniture, bedding and sleeping products.

(g) To manufacture, design, assemble, sell, import, export, distribute, and generally deal, at wholesale or retail, in furniture and furniture products of all sorts and kinds and for all purposes and to upholster, repair, and refinish furniture.

(h) To manufacture, buy, sell, import, export, distribute, and generally deal, at wholesale or retail, in all materials of every sort and kind used in the manufacture of furniture, furniture products and furnishings either as raw material or finished products.

(i) To acquire by purchase or lease, or otherwise, lands and interests in lands, and to own, hold, improve, develop and manage any real estate so acquired, and to erect, or cause to be erected, on any lands owned, held or occupied by the corporation buildings or other structures, with their appurtenances, and to manage, operate, lease, rebuild, enlarge, alter or improve any buildings, or other structures, now or hereafter erected on any lands so owned, held or occupied, and to mortgage, sell, lease or otherwise dispose or any lands or interests in lands, and any buildings or other structures, and any stores, shops, suites, rooms or part of any buildings or other structures, at any time owned or held by the corporation. To acquire by purchase or lease or manufacture, or otherwise, any personal property deemed necessary or proper or useful in the equipment, furnishing, improvement, development or management of any property, real or personal, at any time owned, held or occupied by the corporation and to invest, trade and deal in any personal property deemed beneficial to the corporation, and to mortgage, pledge, sell, let or otherwise dispose of any personal property at any time owned or held by the corporation.

(j) To sell, manage, improve, develop, assign, transfer, convey, lease, sublease, pledge, or otherwise alienate or dispose of and to mortgage or otherwise encumber the lands, buildings, real property, chattels, real and other property of the corporation, real and personal and wheresoever situated, and any and all legal and equitable rights therein.

(k) To borrow money, and from time to time, to make, accept, endorse, execute and issue bonds, debentures, promissory notes, bills of exchange and other obligations of the corporation for moneys borrowed or in payment for property acquired or for any of the other objects or purposes of the corporation or its business, and to secure the payment of any such obligations by mortgage, pledge, deed, indenture, agreement or other instrument of trust, or by other lien upon, assignment of or agreement in regard to all or any part of the property, rights or privileges of the corporation wherever situated, whether now owned or hereafter to be acquired.

(1) To purchase or otherwise acquire, undertake, carry on, improve or develop all or any of the business, good wills, rights, assets, or liabilities of any person, firm, association or corporation carrying on any kind of business the same as or of a similar nature to that which this corporation is organized to carry on, pursuant to the provisions of this certificate.

(m) This corporation shall have the power to conduct its business in all its branches in the State of New York or any other State or States of the United States, and ultimately to hold, purchase, mortgage, lease, convey, manage, and control real and personal property therein, as above provided and generally to do all acts and things, and to exercise all the powers, now or hereafter authorized by law, necessary to carry on the business of said corporation, or to promote any of the objects for which the company is formed. The aforesaid enumeration of specific powers shall not be held to limit or restrict in any manner, the general power of the company and the enjoyment thereof as conferred by the law of the State of New York, upon a corporation organized under the provisions of the Stock Corporation Law.

THIRD: The amount of the capital stock shall be Two Hundred Thousand Dollars, ($200,000.00) to consist of two thousand shares of common stock of the par value of One Hundred Dollars, ($100.00) each.

FOURTH: The office of the corporation shall be located in the City of Schenectady, County of Schenectady, New York; and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation, which may be served upon him is, care of Morris Marshall Cohn, Esq.,                     .

FIFTH: The duration of said Corporation is to be perpetual.

SIXTH: The number of its directors shall be not less than three nor more than five, and said directors need not be stockholders.

SEVENTH: The names and post office addresses of the directors until the first annual meeting of the stockholders are:

NAMES	POST-OFFICE ADDRESSES
Morton H. Yulman
Helen Yulman
Irving J. Yulman

EIGHTH: The names and post office addresses of each subscriber of the certificate of incorporation and shares of stock which he agrees to take is:

NAMES	POST-OFFICE ADDRESSES	SHARES
Morton H. Yulman		1
Helen Yulman		1
Irving J. Yulman		1

NINTH: All of the subscribers of the certificate are of full age; at least two thirds of them are citizens of the United States; and at least one of them is a resident of the State of New York. At least one of the persons named as a director is a citizen of the United States and a resident of New York State.

TENTH: The meetings of the Board of Directors are to be held only within the State of New York, unless otherwise changed by the unanimous written consent of the Board of Directors.

ELEVENTH: The directors, subject to the statutes in such cases made and provided, and subject to all by-laws of the stockholders, shall have the power to make and to alter or amend by-laws, to fix the amount to be reserved as working capital, and to authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

TWELFTH: The Secretary of State of the State of New York is hereby designated as the agent of the corporation upon whom process in any action or proceeding against it, may be served.

THIRTEENTH: At all elections of directors of this corporation each stockholder shall be entitled to as many votes as shall equal the number of his shares of stock multiplied by the number of directors to be elected, and such stockholder may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he may see fit, the purpose of this corporation is to give to the stockholders of this corporation the right of cumulative voting provided by the Stock Corporation Law of the State of New York, and except as to such elections as provided for in the General Corporation Law, Fifty (50%) per cent of the shares issued and outstanding entitled to vote for election of directors shall constitute a quorum.

FOURTEENTH: No stock in this corporation shall be transferred to a person who is not already a stockholder in the corporation unless the stock shall have been first offered by a writing for sale and transfer to each of the other stockholders of this corporation at the same price for which and under the same terms concerning which it is to be transferred to a person not a stockholder, the writing to set forth such price and terms. The right to transfer the stock to a person not a stockholder shall not exist until all existing stockholders refuse the offer to be made to them as aforesaid or until all of such stockholders shall have failed for a period of five days after receipt of the written offer to accept the same by compliance with the terms therein set forth.

IN WITNESS WHEREOF, we have made, signed and executed this certificate the 16th day of January, in the year One Thousand Nine Hundred and Forty-eight.

/s/ Morton H. Yulman

/s/ Helen Yulman

/s/ Irving J. Yulman

STATE OF NEW YORK	)
COUNTY OF SCHENECTADY	)	SS:
CITY OF SCHENECTADY	)

On this 16th day of January, Nineteen Hundred and Forty-eight, before me, the subscriber, personally appeared, MORTON H. YULMAN, HELEN YULMAN, and IRVING J. YULMAN, to me personally known and known to me to be the same persons described in and who executed the within Instrument, and they duly, severally acknowledged to me that they executed the same.

Notary Public, Sch’dy., Co., #142
My Com. Expires 3/30/1949

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

EMPIRE STATE BEDDING CO., INC.

* * * * *

PURSUANT TO SECTION THIRTY-SIX

OF THE STOCK CORPORATION LAW

* * * * *

WE, THE UNDERSIGNED, MORTON H. YULMAN, President, and HELEN YULMAN, Secretary of EMPIRE STATE BEDDING CO. INC., Hereby Certify as follows:

FIRST: That the name of the Corporation is EMPIRE STATE BEDDING CO., INC.

SECOND: That the Certificate of Incorporation of the corporation was filed in the office of the Secretary of State, Albany, New York, on the 26th day of January, 1948.

THIRD: That the Certificate of Incorporation is hereby amended to effect the following change authorized in Subdivision 2 of Section 35 of the Stock Corporation Law:

(1) To increase the authorized capital stock of the corporation by providing for a new class of shares, namely Preferred Stock with par value. (2) To insert a provision relating to rights of common stockholders.

FOURTH: That Paragraph Third of the Certificate of Incorporation, relating to the authorized capital stock and the number of shares which the corporation is authorized to issue, is hereby amended to read as follows:

“THIRD: The amount of the capital stock of the corporation shall be three hundred thousand dollars ($300,000.00), consisting of One Thousand (1,000) shares of Preferred Stock of a par value of One Hundred Dollars ($100.00) per share and Two thousand (2,000) shares of common stock of a par value of One hundred dollars ($100.00) per share.

The designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the various classes of stock of the corporation are as follows:

The holders of Preferred stock shall be entitled to receive, when and as declared by the Board of Directors, out of the net profits and earnings of the corporation applicable to dividends, a non-cumulative dividend at the rate of five percent (5%) per share per annum, payable annually, semi-annually, quarterly or on such date or dates as the directors may determine before any dividend shall be set apart or paid on the Common stock, provided however, that whenever a dividend is paid on the Preferred stock the directors shall have the power in their discretion to declare and pay a dividend for a like period on the Common stock.

The holders of the Preferred stock shall be entitled, in case of liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, before any amount shall be paid to the holders of the Common stock, to be paid one hundred dollars ($100.00) per share and the dividends declared and unpaid thereon, but shall not participate in any further distribution of the assets of the corporation.

At the discretion of the corporation, the Preferred stock shall be subject to redemption in whole or in part, by lot or pro-rata, at one hundred dollars ($100.00) per share, plus any dividends declared and unpaid thereon upon thirty (30) days’ written notice to the holders thereof.

Sole voting power in the corporation shall be vested in the holders of the Common stock and Preferred stockholders shall not have any voting rights.

The holders of the preferred stock are also, without limitation, specifically deprived of the right to vote in a proceeding for the mortgaging of the property and franchise of the corporation pursuant to Section 16 of the Stock Corporation Law, for guaranteeing the Bonds of another corporation pursuant to Section 19 of the Stock Corporation Law for the sale of the franchise and property of the corporation pursuant to Section 20 of the Stock Corporation Law for consolidation, pursuant to Section 86 of the Stock Corporation Law, for voluntary dissolution pursuant to Section 105 of the Stock Corporation Law, or for change of name pursuant to the General Corporation Law.”

2

FIFTH: Paragraph Fourteenth of the Certificate of Incorporation is hereby amended to read as follows:

“FOURTEENTH: No common stock in this corporation shall be transferred to a person who is not already a stockholder in the corporation unless the same shall have been first offered by a writing for sale and transfer to each of the other stockholders of this corporation at the same price for which and under the same terms concerning which it is to be transferred to a person not a stockholder, the writing to set forth such price and terms. The right to transfer the common stock to a person not a stockholder shall not exist until all existing common stockholders refuse the offer to be made to them as aforesaid or until all of such stockholders shall have failed for a period of five days after receipt of the written offer to accept the same by compliance with the terms therein set forth.”

IN WITNESS WHEREOF, we have signed this certificate this 13th day of December, 1957.

/s/ Morton H. Yulman
Morton H. Yulman

/s/ Helen Yulman
Helen Yulman

3

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF SCHENECTADY	)

On this 13th day of December, 1957, before me personally came MORTON H. YULMAN and HELEN YULMAN, to me known and known to me to be the individuals described in and who executed the foregoing certificate, and they severally duly acknowledged to me that they executed the same.

/s/ Joseph Strum
JOSEPH STRUM
Notary Public, State of New York
No. 60-3883255 Qual. in West. Co.
Term Expires March 30, 1959

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF SCHENECTADY	)

MORTON H. YULMAN and HELEN YULMAN, being severally duly sworn on oath, depose and say, each for himself, that he, the said MORTON H. YULMAN, is the President, and that she, the said HELEN YULMAN, is the Secretary of EMPIRE STATE BEDDING CO., INC., and that they have been authorized to execute and file the foregoing certificate by the votes, cast in person or by proxy, of the holders of record of all of the outstanding shares entitled to vote at the stockholders’ meeting at which such votes were cast, with relation to the proceedings provided for in the certificate and that such votes were cast at a stockholders’ meeting held upon notice pursuant to Section 45 of the Stock Corporation Law; and that such meeting was held on the 13th day of November, 1957.

/s/ Morton H. Yulman
Morton H. Yulman

/s/ Helen Yulman
Helen Yulman

Subscribed and sworn to before me

this 13th day of December, 1957.

/s/ Grace D. Dickinson
GRACE D. DICKINSON
Notary Public in the State of New York Residing in Schenectady County Commission Expires March 30, 1958

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF SCHENECTADY	)

MORTON H. YULMAN being duly sworn, deposes and says that he is the President of EMPIRE STATE BEDDING COMPANY, and that:

a) the number of additional shares not resulting from a change of shares which the Corporation is hereby authorized to issue by the foregoing certificate is 1,000 shares, and the number of such additional shares with par value is 1,000 shares, and the par value thereof is $100.00 per share.

/s/ Morton H. Yulman
Morton H. Yulman

Subscribed and sworn to before me

this 13th day of December, 1957.

/s/ Grace D. Dickinson
GRACE D. DICKINSON
Notary Public in the State of New York Residing in Schenectady County Commission Expires March 30, 1958

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

EMPIRE STATE BEDDING CO., INC.

* * * * *

PURSUANT TO SECTION THIRTY-SIX

OF THE STOCK CORPORATION LAW

* * * * *

WE, THE UNDERSIGNED, MORTON H. YULMAN, President, and HELEN YULMAN, Secretary of EMPIRE STATE BEDDING CO. INC., hereby certify as follows:

FIRST: That the name of the Corporation is EMPIRE STATE BEDDING CO., INC.

SECOND: That the Certificate of Incorporation of the corporation was filed in the office of the Secretary of State, Albany, New York, on the 26th day of January, 1948, and was amended by Certificate of Amendment dated December 23, 1957.

THIRD: That the Certificate of Incorporation is hereby amended to effect the following change authorized in Subdivision 2 of Section 35 of the Stock Corporation Law:

To increase the authorized capital stock of the Corporation by increasing the authorized common stock from two thousand (2,000) shares of the par value of $100.00 per share to Seventy-Five Hundred (7,500) shares of the par value of $100.00 a share, thereby increasing the total authorized capital stock from three thousand (3,000) shares to Eighty-Five Hundred (8,500) shares.

FOURTH: That Article Number Third of the Certificate of Incorporation, relating to the authorized capital stock of the corporation and the designation and the powers, preferences and relative participating, optional or other special rights and qualifications or restrictions of the various classes of stock of the corporation, is hereby amended to read as follows:

“THIRD: The amount of the capital stock of the corporation shall be Eight Hundred and Fifty Thousand Dollars ($850,000.00), consisting of one thousand (1,000) shares of preferred stock of a par value of One Hundred ($100.00) Dollars per share and seventy-five hundred (7,500) shares of Common stock of a par value of One Hundred ($100.00) Dollars, per share.

The designations and the powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the various classes of stock of the corporation are as follows:

The holders of Preferred stock shall be entitled to receive, when and as declared by the Board of Directors, out of the net profits and earnings of the corporation applicable to dividends, a non-cumulative dividend at the rate of five percent (5%) per share per annum, payable annually, semi-annually, quarterly or on such date or dates as the directors may determine before any dividend shall be set apart or paid on the Common stock, provided however, that whenever a dividend is paid on the Preferred stock the directors shall have the power in their discretion to declare and pay a dividend for a like period on the Common stock.

The holders of the Preferred stock shall be entitled, in case of liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, before any amount shall be paid to the holders of the Common stock, to be paid one hundred dollars ($100.00) per share and the dividends declared and unpaid thereon, but shall not participate in any further distribution of the assets of the corporation.

At the discretion of the corporation, the Preferred stock shall be subject to redemption in whole or in part, by lot or pro-rata, at one hundred dollars ($100.00) per share, plus any dividends declared and unpaid thereon upon thirty (30) days’ written notice to the holders thereof.

Sole voting power in the corporation shall be vested in the holders of the Common stock and Preferred stockholders shall not have any voting rights.

2

The holders of the preferred stock are also, without limitation, specifically deprived of the right to vote in a proceeding for the mortgaging of the property and franchise of the corporation pursuant to Section 16 of the Stock Corporation Law, for guaranteeing the Bonds of another corporation pursuant to Section 19 of the Stock Corporation Law for the sale of the franchise and property of the corporation pursuant to Section 20 of the Stock Corporation Law for consolidation, pursuant to Section 86 of the Stock Corporation Law, for voluntary dissolution pursuant to Section 105 of the Stock Corporation Law, or for change of name pursuant to the General Corporation Law.”

IN WITNESS WHEREOF, we have signed this certificate this 22nd day of April, 1960.

/s/ Morton H. Yulman
Morton H. Yulman

/s/ Helen Yulman
Helen Yulman

3

STATE OF NEW YORK	)
) SS.:
COUNTY OF SCHENECTADY	)

On this 22nd day of April, 1960, before me personally came MORTON H. YULMAN and HELEN YULMAN, to me known and known to me to be the individuals described in and who executed the foregoing certificate, and they severally duly acknowledged to me that they executed the same.

/s/ Joseph Strum
Notary Public

JOSEPH STRUM
Notary Public, State of New York No. 60-3883255 Qual. in West. Co. Term Expires March 30, 1961

STATE OF NEW YORK	)
) SS.:
COUNTY OF SCHENECTADY	)

MORTON H. YULMAN and HELEN YULMAN, being severally duly sworn on oath, depose and say, each for himself, that he, the said MORTON H. YULMAN, is the President, and that she, the said HELEN YULMAN, is the Secretary of EMPIRE STATE BEDDING CO., INC., and that they have been authorized to execute and file the foregoing certificate by the votes, cast in person or by proxy, of the holders of record of all of the outstanding shares entitled to vote at the stockholders’ meeting at which such votes were cast, with relation to the proceedings provided for in the certificate and that such votes were cast at a stockholders’ meeting held upon notice pursuant to Section 45 of the Stock Corporation Law; and that such meeting was held on the 7th day of April, 1960.

/s/ Morton H. Yulman
Morton H. Yulman

/s/ Helen Yulman
Helen Yulman

Subscribed and sworn to before me

this 22nd day of April, 1960.

/s/ Joseph Strum
JOSEPH STRUM
Notary Public, State of New York No. 60-3883255 Qual. in West. Co. Term Expires March 30, 1961

STATE OF NEW YORK	)
) SS.:
COUNTY OF SCHENECTADY	)

MORTON H. YULMAN being duly sworn, deposes and says that he is the President of EMPIRE STATE BEDDING CO., INC., and that the number of additional shares not resulting from a change of shares which the Corporation is hereby authorized to issue by the foregoing certificate is 5,500 shares, and the number of such additional shares with par value is 5,500 shares, and the par value thereof is $100.00 per share.

/s/ Morton H. Yulman
Morton H. Yulman

Subscribed and sworn to before me

this 22nd day of April, 1960.

/s/ Joseph Strum
Notary Public

JOSEPH STRUM
Notary Public, State of New York No. 60-3883255 Qual. in West. Co. Term Expires March 30, 1961

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

EMPIRE STATE BEDDING CO., INC.

* * * * *

PURSUANT TO SECTION THIRTY-SIX

OF THE STOCK CORPORATION LAW

* * * * *

We, the undersigned, MORTON H. YULMAN, President, and HELEN YULMAN, Secretary of EMPIRE STATE BEDDING CO. INC., hereby certify as follows:

FIRST: That the name of the Corporation is EMPIRE STATE BEDDING CO., INC.

SECOND: That the Certificate of Incorporation of the corporation was filed in the office of the Secretary of State, Albany, New York, on the 26th day of January, 1948, and was amended by Certificate of Amendment dated December 23, 1957 and by Certificate of Amendment dated April 22, 1960.

THIRD: That the Certificate of Incorporation is hereby amended to effect the following change authorized in Subdivision 2 of Section 35 of the Stock Corporation Law:

To change the authorized common stock into two classes of common stock, to wit: 1,000 shares of Class A Common Stock having voting rights, and 6,500 shares of Class B Common Stock without voting rights, both classes of common stock having a par value of One Hundred ($100.00) Dollars each.

FOURTH: That Paragraph Number Third of the Certificate of Incorporation, relating to the authorized capital stock and the designation and the powers, preferences and relative participation optional or other special rights and qualifications or restrictions of the various classes of stock of the corporation, is hereby amended to read as follows:

“THIRD: The amount of the capital stock of the corporation shall be Eight Hundred and Fifty Thousand Dollars ($850,000.00), consisting of One Thousand (1,000) shares of Preferred Stock of a par value of One Hundred ($100.00) Dollars per share, one thousand (1,000) shares of Class A Common Stock of the par value of One Hundred ($100.00) Dollars per share, having voting rights, and sixty-five hundred (6,500) shares of Class B Common Stock of a par value of One Hundred ($100.00) Dollars, per share, without voting rights.

The designations and the powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the various classes of stock of the corporation are as follows:

The holders of Preferred stock shall be entitled to receive, when and as declared by the Board of Directors, out of the net profits and earnings of the corporation applicable to dividends, a non-cumulative dividend at the rate of five percent (5%) per share per annum, payable annually, semi-annually, quarterly or on such date or dates as the directors may determine before any dividend shall be set apart or paid on the Class and Class B Common stock, provided however, that when a dividend is paid on the Preferred stock the directors shall have the power in their discretion to declare and pay a dividend for a like period on the Common stock on an equal basis.

The holders of the Preferred stock shall be entitled, in case of liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, before any amount shall be paid to the holders of the Class A and Class B Common stock, to be paid one hundred dollars ($100.00) per share and the dividends declared and unpaid thereon, but shall not participate in any further distribution of the assets of the corporation.

At the discretion of the corporation, the preferred stock shall be subject to redemption in whole or in part, by lot or pro-rata, at one hundred dollars ($100.00) per share, plus any dividends declared and unpaid thereon upon thirty (30) days’ written notice to the holders thereof.

2

Sole voting power in the corporation shall be vested in the holders of the Class A Common stock and preferred stockholders shall not have any voting rights.

The holders of the Preferred stock and Class B Common stock are also, without limitation, specifically deprived of the right to vote in a proceeding for the mortgaging of the property and franchise of the corporation pursuant to Section 16 of the Stock Corporation Law, for guaranteeing the Bonds of another corporation pursuant to Section 19 of the Stock Corporation Law, for the sale of the franchise and property of the corporation pursuant to Section 20 of the Stock Corporation Law, for consolidation, pursuant to Section 86 of the Stock Corporation Law, for voluntary dissolution pursuant to Section 105 of the Stock Corporation Law, or for change of name pursuant to the General Corporation Law.”

FIFTH: The presently authorized common stock consisting of seventy-five hundred (7,500) shares of common stock of the par value of One Hundred ($100.00) Dollars per share, of which five thousand (5,000) shares are presently outstanding, are hereby changed into one thousand (1,000) shares of Class A Common stock of the par value of One Hundred ($100.00) Dollars per share having voting rights, and Sixty-Five Hundred (6,500) shares of Class B common stock of the par value of One Hundred ($100.00) Dollars per share, without voting rights.

The Five thousand (5,000) shares of issued and outstanding common stock of the par value of One Hundred ($100.00) Dollars per share are hereby changed into One thousand (1,000) shares of Class A Common stock having voting rights, and Four thousand (4,000) shares of Class B Common Stock without voting rights, both classes having par value of One Hundred ($100.00) Dollars per share, and the remaining authorized Twenty-Five Hundred (2,500) shares of common stock of the par value of One Hundred ($100.00) Dollars per share are hereby changed into Twenty-Five Hundred (2,500) shares of Class B Common stock of the par value of One Hundred ($100.00) Dollars per share, without voting rights.

3

IN WITNESS WHEREOF, we have signed this certificate this 13th day of December, 1960.

/s/ Morton H. Yulman
Morton H. Yulman

/s/ Helen Yulman
Helen Yulman

4

STATE OF NEW YORK	)
) SS.:
COUNTY OF SCHENECTADY	)

On this 13th day of December, 1960, before me personally came MORTON H. YULMAN and HELEN YULMAN, to me known and known to me to be the individuals described in and who executed the foregoing certificate, and they severally duly acknowledged to me that they executed the same.

/s/ Arnold I. Laven
Notary Public

ARNOLD I. LAVEN
Notary Public, State of New York Residing in Albany County Commission Expires March 30, 1961

STATE OF NEW YORK	)
) SS.:
COUNTY OF SCHENECTADY	)

MORTON H. YULMAN and HELEN YULMAN, being severally duly sworn on oath, depose and say, each for himself, that he, the said MORTON H. YULMAN, is the President, and that she, the said HELEN YULMAN, is the Secretary of EMPIRE STATE BEDDING CO., INC., and that they have been authorized to execute and file the foregoing certificate by the votes, cast in person or by proxy, of the holders of record of all of the outstanding shares entitled to vote at the stockholders’ meeting at which such votes were cast, with relation to the proceedings provided for in the certificate and that such votes were cast at a stockholders’ meeting held upon notice pursuant to Section 45 of the Stock Corporation Law; and that such meeting was held on the 22nd day of November, 1960.

/s/ Morton H. Yulman
Morton H. Yulman

/s/ Helen Yulman
Helen Yulman

Subscribed and sworn to before me

this 13th day of December, 1960.

/s/ Arnold I. Laven
ARNOLD I. LAVEN
Notary Public, State of New York Residing in Albany County Commission Expires March 30, 1961

STATE OF NEW YORK	)
) SS.:
COUNTY OF SCHENECTADY	)

MORTON H. YULMAN, being duly sworn, deposes and says that he is the President of EMPIRE STATE BEDDING CO., INC., and that the number of shares changed is Seventy-Five Hundred (7,500) shares of the Common stock of the par value of One Hundred ($100.00) Dollars per share, and the number of shares resulting from such change is seventy-Five Hundred (7,500) shares of Common stock of the par value of One Hundred ($100.00) Dollars per share, of which one thousand (1,000) shares are to be designated Class A Common Stock of the par value of One Hundred ($100.00) Dollars per share, having voting rights, and Sixty-Five Hundred (6,500) shares to be designated Class B Common stock of the par value of One Hundred ($100.00) Dollars per share, without voting rights.

/s/ Morton H. Yulman
Morton H. Yulman

Subscribed and sworn to before me

this 13th day of December, 1960.

/s/ Arnold I. Laven
ARNOLD I. LAVEN
Notary Public, State of New York Residing in Albany County Commission Expires March 30, 1961

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

EMPIRE STATE BEDDING CO., INC.

* * * * *

Under Section 805 of the

Business Corporation Law

* * * * *

Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned, MORTON H. YULMAN, President, and HELEN YULMAN, Secretary of EMPIRE STATE BEDDING CO., INC., hereby certify:

FIRST: That the name of the Corporation is EMPIRE STATE BEDDING CO., INC.

SECOND: That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on the 26th day of January, 1948.

THIRD: That the amendment to the Certificate of Incorporation effected by this Certificate is as follows:

Article THIRD of the Certificate of Incorporation of the corporation, dealing with authorized shares, is hereby amended to increase the aggregate number of shares which the Corporation shall have the authority to issue from 8,500 shares, having a par value of $100 per share, to 15,000 shares having a par value of $100 per share, in the following manner:

(a) 1,000 presently authorized Preferred shares having a par value of $100 per share, none of which is outstanding, shall be changed into 1,000 Class B Common Shares having a par value of $100 per share;

(b) An additional 4,500 Class B Common Shares having a par value of $100 per share shall be authorized;

(c) An additional 2,000 Class A Common Shares having a par value of $100 pr share shall be authorized.

To effect such amendment, said Article THIRD is hereby amended to read as follows:

“THIRD: The aggregate number of shares which the Corporation shall have authority to issue is fifteen thousand (15,000), of which three thousand (3,000) shares of a par value of $100 each shall be designated ‘Class A Common Shares’, and twelve thousand (12,000) shares of a par value of $100 each shall be designated ‘Class B Common Shares.”

The relative rights, privileges and limitations of the shares of each class shall be in all respects identical, share for share, except that the voting power for the election of directors and for all other purposes shall be vested exclusively in the holder of Class A Common shares, and except as otherwise required by law, the Class B Common Shares shall not have any voting power or be entitled to receive any notice of meetings of shareholders.

FOURTH: That the amendment of the Certificate of Incorporation was authorized by a vote of the holders of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation at a meeting of shareholders.

2

IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this 25th day of April, 1968.

/s/ Morton H. Yulman
Morton H. Yulman, President

/s/ Helen Yulman
Helen Yulman, Secretary

3

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF SCHENECTADY	)

MORTON H. YULMAN, being duly sworn, deposes and says that he is the President of EMPIRE STATE BEDDING CO., INC., and that the number of shares changed is Seventy-Five Hundred (7,500) shares of the Common stock of the par value of One Hundred ($100.00) Dollars per share, and the number of shares resulting from such change is Seventy-Five Hundred (7,500) shares of Common stock of the par value of One Hundred ($100.00) Dollars per share, of which One thousand (1,000) shares are to be designated Class A Common Stock of the par value of One Hundred ($100.00) Dollars per share, having voting rights, and Sixty-Five Hundred (6,500) shares to be designated Class B Common stock of the par value of One Hundred ($100.00) Dollars per share, without voting rights.

/s/ Morton H. Yulman
Morton H. Yulman

Subscribed and sworn to before me

this 13th day of December, 1960.

/s/ Arnold I. Laven
ARNOLD I. LAVEN
Notary Public, State of New York Residing in Albany County Commission Expires March 30, 1961

CERTIFICATE OF MERGER

OF

EMPIRE STATE BEDDING CO., INC.

AND

SEALY OF WESTERN NEW YORK, INC.

INTO

EMPIRE STATE BEDDING CO., INC.

* * * * *

Under Section 904 of the

Business Corporation Law

* * * * *

Pursuant to the provisions of Section 904 of the Business Corporation Law, the undersigned hereby certify:

FIRST: That the following Plan of Merger has been duly approved by the Board of Directors of each of the constituent corporations:

(a) The name of each of the constituent corporations is EMPIRE STATE BEDDING CO., INC. (“Empire”) and SEALY OF WESTERN NEW YORK, INC. (“Western”), and the name of the surviving corporation is EMPIRE STATE BEDDING CO., INC.

(b) The designation and number of shares outstanding, whether entitled to vote or not, and the designation and number of outstanding shares of each class entitled to vote as a class, if any, on such Plan, are as follows:

Name of Corporation	Number of Shares Outstanding	Designation of Class or Series	Entitled to Vote	Entitled to Vote as a Class
Empire	2,000	Class “A”	yes	yes
Empire	8,000	Class “B”	no	no
Western	250	Class “A”	yes	yes
Western	250	Class “B”	yes	yes

(c) The terms and conditions of the proposed merger are as follows:

1) Western shall be merged into Empire, which shall be the surviving corporation, such merger to be effective upon the filing of a Certificate of Merger by the Department of State of the State of New York.

SECOND: That the date when the Certificate of Incorporation of Empire State Bedding Co., Inc. was filed in the Office of the Department of State of New York was on the 26th day of January, 1948;

That the date when the Certificate of Incorporation of Sealy of Western New York, Inc. was filed in the Office of the Department of State of New York, was the 15th day of August, 1968.

THIRD: That the merger was authorized by the shareholders of Empire State Bedding Co., Inc. by vote of the holders of all outstanding shares entitled to vote at a meeting thereof;

That the merger was authorized by the shareholders of Sealy of Western New York, Inc. by unanimous consent of the holders of all outstanding shares entitled to vote.

2

IN WITNESS WHEREOF, this Certificate has been signed this 1st day of October, 1973.

/s/ Morton H. Yulman
Morton H. Yulman, President
EMPIRE STATE BEDDING CO., INC.

/s/ Helen Yulman
Helen Yulman, Secretary
EMPIRE STATE BEDDING CO., INC.

/s/ Morton H. Yulman
Morton H. Yulman, President
SEALY OF WESTERN NEW YORK, INC.

/s/ Helen Yulman
Helen Yulman, Secretary
SEALY OF WESTERN NEW YORK, INC.

3

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF ALBANY	)

MORTON H. YULMAN, being duly sworn, deposes and says that he is the President of EMPIRE STATE BEDDING CO., INC., one of the corporations mentioned and described in the foregoing instrument; that he has read and signed the same and that the statements contained therein are true.

/s/ Morton H. Yulman
Morton H. Yulman

Sworn to before me this 1st day of

October, 1973.

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF ALBANY	)

MORTON H. YULMAN, being duly sworn, deposes and says that he is the President of SEALY OF WESTERN NEW YORK, INC., one of the corporations mentioned and described in the foregoing instrument; that he has read and signed the same and that the statements contained therein are true.

/s/ Morton H. Yulman
Morton H. Yulman

Sworn to before me this 1st day of

October, 1973.

/s/ Joseph Strum
Joseph Strum

CERTIFICATE OF MERGER

OF

EMPIRE STATE BEDDING CO., INC.

AND

SEALY OF EASTERN NEW YORK, INC.

INTO

EMPIRE STATE BEDDING CO., INC.

* * * * *

Under Section 904 of the

Business Corporation Law

* * * * *

Pursuant to the provisions of Section 904 of the Business Corporation Law, the undersigned, respectively the President and Assistant Secretary of each of the constituent corporations hereby certify:

FIRST: That the name of each of the constituent corporations is EMPIRE STATE BEDDING CO., INC. (“EMPIRE”) and SEALY OF EASTERN NEW YORK, INC. (“EASTERN”), which was originally formed under the name “SEALY MATTRESS COMPANY OF SCHENECTADY, INC.”, and the name of the surviving corporation is EMPIRE STATE BEDDING CO., INC.

SECOND: That the designation and number of shares outstanding, whether entitled to vote or not, and the designation and number of outstanding shares of each class and series entitled to vote as a class, if any, are as follows:

Name of Corporation	Number of Shares Outstanding	Designation of Class or Series	Entitled to Vote	Entitled to Vote as a Class
Empire	2,000	Class “A”	Yes	Yes
Empire	8,000	Class “B”	No	No
Eastern	1,500	Common	Yes	Yes

THIRD: Effective upon the merger, Article First of the Certificate of Incorporation of the surviving corporation, relating to the name of the corporation, shall be revised to read as follows:

“FIRST: The name of the corporation shall be SEALY OF EASTERN NEW YORK, INC.”

FOURTH: The effective date of this merger shall be January 2, 1975.

FIFTH: That the date when the Certificate of Incorporation of EMPIRE STATE BEDDING CO., INC. was filed in the Office of the Department of State of New York was the 26th day of January, 1948.

That the date when the Certificate of Incorporation of SEALY OF EASTERN NEW YORK, INC. was filed in the office of the Department of State of New York was the 3rd day of January, 1950.

SIXTH: That the merger was authorized by the shareholders of EMPIRE STATE BEDDING CO., INC. by unanimous written consent of all outstanding shares entitled to vote;

That the merger was authorized by the shareholders of SEALY OF EASTERN NEW YORK, INC. by unanimous written consent of the holders of all outstanding shares entitled to vote.

2

IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this 11th day of December, 1974.

EMPIRE STATE BEDDING CO., INC.

/s/ Morton H. Yulman

Morton H. Yulman, President

/s/ Arnold Laven

Arnold Laven, Assistant Secretary

SEALY OF EASTERN NEW YORK, INC.

/s/ Morton H. Yulman

Morton H. Yulman, President

/s/ Arnold Laven

Arnold Laven, Assistant Secretary

3

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SEALY OF EASTERN NEW YORK, INC.

* * * * *

Under Section 805 of the

Business Corporation Law

* * * * *

Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned, MORTON H. YULMAN, Chairman of the Board and HELEN YULMAN, Secretary of SEALY OF EASTERN NEW YORK, INC., hereby certify as follows:

FIRST: That the name of the Corporation is SEALY OF EASTERN NEW YORK, INC., which was originally incorporated under the name, EMPIRE STATE BEDDING CO., INC.

SECOND: That the Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State, Albany, New York, on the 26th day of January, 1948.

THIRD: That the Certificate of Incorporation is hereby amended to change the authorized common shares as follows:

3,000 Class A common shares presently authorized having a par value of $100 each shall be changed to 30,000 Class A common shares having a par value of $10 each; 12,000 Class B common shares presently authorized having a par value of $100 each shall be changed to 120,000 Class B common shares having a par value of $10 each.

FOURTH: That the first paragraph of Article Number Third of the Certificate of Incorporation, relating to the authorized capital is hereby amended to read as follows:

“THIRD: The number of shares which the Corporation shall have authority to issue is 150,000 shares; 30,000 Class A Common Shares of the par value of Ten ($10.00) Dollars per share, having voting rights; and 120,000 Class B common shares of a par value of Ten ($10,000) Dollars per share, without voting rights.”

FIFTH: The 2,000 Class A common shares of the par value of One Hundred ($100.00) Dollars per share, which are presently issued and outstanding, are hereby changed into 2,000 Class A common shares of the par value of Ten ($10.00) Dollars per share. The remaining 1,000 Class A common shares presently authorized of the par value of One Hundred ($100.00) Dollars per share are hereby changed into 28,000 Class A common shares with a par value of Ten ($10.00) Dollars each.

The 8,387 Class B common shares of the par value of One Hundred ($100.00) Dollars per share which are presently issued and outstanding, are hereby changed into 8387 Class B common shares having a par value of Ten ($10.00) Dollars per share, and the remaining presently authorized 3,613 Class B common shares of the par value of One Hundred ($100.00) Dollars per share are hereby changed into 111,613 Class B Common Shares of the par value of Ten ($10.00) Dollars per share.

SIXTH: That the stated capital of the Corporation is hereby reduced from $1,038,700 to $103,870 by the reduction in the par value of issued shares as described in Paragraph “FIFTH”, above. Such reduction shall be effected by the transfer of $934,830 from stated capital to capital surplus.

2

SEVENTH: That the amendment of the Certificate of Incorporation was authorized by a vote of the holders of a majority of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation at a meeting of shareholders.

IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalty of perjury, this 19th day of December, 1977.

SEALY OF EASTERN NEW YORK, INC.

BY:	/s/ Morton H. Yulman

MORTON H. YULMAN, Chairman of the Board

/s/ Helen Yulman

HELEN YULMAN, Secretary

3

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

SEALY OF EASTERN NEW YORK, INC.

Under Section 805 of the Business Corporation Law.

The undersigned, being the President and Secretary of Sealy of Eastern New York, Inc., hereby certify:

FIRST: The name of the corporation is Sealy of Eastern New York, Inc., which was originally incorporated under the name, Empire State Bedding Co., Inc.

SECOND: Its Certificate of Incorporation was filed by the Department of State, Albany, New York, on the 26th day of January, 1948.

THIRD: The Certificate of Incorporation is hereby amended to change shares, classify shares and to authorize a new class of cumulative Class A Non-Voting Preferred Stock, a new class of cumulative Class B Voting Preferred Stock, a new class of non-cumulative Class C Voting Preferred Stock, a new class of Non-Voting Common Stock, and to change the statement respecting capital.

FOURTH: Article Third of the Certificate of Incorporation, which refers to the amount of capital stock, is amended to read as follows:

(a) The amount of the total authorized capital stock is $3,495,000.00 to consist of 11,000 shares of Class A Non-Voting Preferred Stock of the par value of $100.00 per share, 1,250 shares of Class B Voting Preferred Stock of the Preferred Stock of the par value of $100.00 per share, 2,400 shares of Class C Voting Preferred Stock of the par value of $300.00 per share, and 155,000 shares of Non-Voting Common Stock of the par value of $10.00 per share.

(b) The designations, preferences, rights and privileges of the stock in this corporation are as follows:

(i) Dividend Rights of Preferred Stock.

The holders of the Class A Non-Voting Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of the earned surplus of the corporation, dividends at the rate of 14% of par value per share per annum. Dividends on the Class A Non-Voting Preferred Stock shall be cumulative and are entitled to first preference. The Class A Non-Voting Preferred Stock shall be callable solely at the option of the corporation at a price equal to par value. In the year of issuance or call, the dividend rights of holders of the Class A Non-Voting Preferred Stock shall be pro-rated on the basis of the number of days the Class A Non-Voting Preferred Stock was issued and outstanding in that year.

The holders of the Class B Voting Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of the earned surplus of the corporation, dividends at the rate of 14% of par value per share per annum. Dividends on the Class B Voting Preferred Stock shall be cumulative and are entitled to second preference. In the year of issuance, the dividend rights of holders of Class B Voting Preferred Stock shall be pro-rated on the basis of the number of days the Class B Voting Preferred Stock was issued and outstanding in that year.

The holders of the Class C Voting Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of earned surplus of the corporation, dividends at the rate of 12  1/2% of par value per share per annum. Dividends on the Class C Voting Preferred Stock shall be non-cumulative and are entitled to third preference. In the year of issuance, the dividend rights of holders of Class C Voting Preferred Stock shall be pro-rated on the basis of the number of days the Class C Voting Preferred Stock was issued and outstanding in that year.

(ii) Dividend Rights of Common Stock.

Subject to the foregoing, the holders of the Non-Voting Common Stock shall be entitled to receive dividends, when, as, and if declared by the Board of Directors out of the remaining earned surplus of the corporation. All dividends declared, in respect of the Non-Voting Common Stock, shall be distributed among the holders of the Non-Voting Common Stock pro rata to their ownership of Non-Voting Common Stock.

(c) Voting Rights. The entire voting power for the election of directors and for all other purposes shall vest jointly in the holders of the Class B Voting Preferred Stock who shall be entitled to one vote for each share of Class B Voting Preferred Stock held by them of record and the holders of the Class C Voting Preferred Stock who shall

2

be entitled to one vote for each share of Class C Voting Preferred Stock held by them of record. The holders of the Class A Non-Voting Preferred Stock and the Non-Voting Common Stock are excluded from the right to vote on action taken by the shareholders of the corporation, except as to such voting powers as are specifically provided by the Business Corporation Law as exercisable in all events.

(d) Dissolution of Liquidation.

(i) In the event of any voluntary or involuntary dissolution, liquidation, or winding up of the corporation, after due payment or provision for payment of the debts and other liabilities of the corporation, any accrued by unpaid cumulative dividends with respect to the Class A Non-Voting Preferred Stock of Class B Voting Preferred Stock shall be paid, in order of their respective preference. Thereafter, the holders of the Class A Non-Voting Preferred Stock shall be entitled to receive out of the net assets of the corporation $100.00 for each share before any distribution shall be made to the holders of the Class B Voting Preferred Stock or Class C Voting Preferred Stock and Non-Voting Common Stock; holders of the Class B Voting Preferred Stock shall be entitled to receive out of the net assets of the corporation $100.00 for each share before any distribution shall be made to the holders of the Class C Voting Preferred Stock or Non-Voting Common Stock; holders of Class C Voting Preferred Stock shall be entitled to receive out of the net assets of the corporation $300.00 for each share before any distribution shall be made to the holders of the Non-Voting Common Stock.

(ii) In the event of any purchase of Preferred Stock by the corporation, other than pursuant to a dissolution, liquidation or winding up of the corporation, the holders of such Preferred Stock shall not receive more than the issue price per share plus unpaid cumulative dividends.

(iii) If upon any dissolution, liquidation or winding up, the net assets, or the proceeds thereof, of the corporation distributable among the holders of the Preferred Stock shall be insufficient to pay in full the preferential amounts to which the holders of all three classes are entitled, the net assets shall be used to meet the cumulative dividend obligations owed to each class in full, first to Class A Non-Voting Preferred Stock then to Class B Voting Preferred Stock; if the net assets are insufficient to pay in full the amount due each class in order, then the net assets, or the proceeds thereof, shall be distributed among the holders of that class pro rata in accordance with the sums which would be payable upon such distribution if all sums were discharged in full, and no payments shall be made to the next lower class. Any remaining sums shall be used to meet the remaining obligations owed to each class in full, first to Class A Non-Voting Preferred Stock, then to Class B Voting Preferred Stock, then to Class C Voting Preferred Stock if the sums available are insufficient to pay in full the amount due any class in order, then such sum shall be distributed among the holders of that class pro rata in accordance with the sums which would be payable upon such distribution if all sums payable were discharged in full, and no payments shall be made to the next lower class.

3

(iv) In the event of any dissolution, liquidation, or winding up of the corporation, the holders of the Non-Voting Common Stock shall be entitled, after due payment or provision for payment of the debts and other liabilities of the corporation and the amounts to which the holders of its Preferred Stock shall be entitled, to share in the remaining net assets of the corporation in proportion to their ownership of Non-Voting Common Stock.

(e) Preemptive Rights. The holders of the Class B Voting Preferred Stock and Class C Voting Preferred Stock and the Non-Voting Common Stock shall have preemptive rights, as such holders, to purchase shares or securities of the same class which may at any time be sold or offered for sale by the corporation. The holders of the Class A Non-Voting Preferred Stock of the corporation shall have no preemptive rights, as such holders, to purchase any shares of any class which may at any time be sold or offered for sale by the corporation.

FIFTH: 2,000 shares of $10.00 par Class A Voting Common Stock and 65,837 shares of $10.00 par Class B Non-Voting Common Stock are presently issued and outstanding.

SIXTH: The terms on which the change of shares is to be made are as follows: 2,000 shares of Class A Voting Common Stock shall be changed into 533.3 shares of Class C Voting Preferred Stock at the rate of 3.75 shares of Class A Voting Common Stock for 1 share of Class C Voting Preferred Stock. 11,428 shares of Class B Non-Voting Common Stock shall be changed into 1,866.7 shares of Class C Voting Preferred Stock at the rate of 6.122 shares of Class B Non-Voting Common Stock for 1 share of Class C Voting Preferred Stock. 2,550 shares of Class B Non-Voting Common Stock shall be changed into 1,250 shares of Class B Voting Preferred Stock at the rate of 2.04 shares of Class B Non-Voting Common Stock for 1 share of Class B Voting Preferred Stock. 21,015 shares of Class B Non-Voting Common Stock shall be changed into 10,298 shares of Class A Non-Voting Preferred Stock at the rate of 2.04 shares of Class B Non-Voting Common Stock for 1 share of Class A Non-Voting Preferred Stock. 30,844 shares of Class B Non-Voting Common Stock shall be changed into 154,220 shares of Non-Voting Common Stock at the rate of 1 share of Class B Non-Voting Common Stock for 5 shares of Non-Voting Common Stock. Unissued or treasury shares of Class A Voting Common Stock and Class B Non-Voting Common Stock shall be cancelled.

4

Seventh: The above and foregoing amendment to the Certificate of Incorporation was authorized by unanimous written consent of the holders of all outstanding shares.

IN WITNESS WHEREOF, Sealy of Eastern New York, Inc. has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed by its duly authorized officers this 16th day of January, 1981.

The undersigned, Alfred L. Goodman and E. Richard Yulman, the signers of the foregoing Certificate of Amendment, affirm this 16th day of January, 1981, that the Certificate is true under penalty of perjury.

/s/ Alfred L. Goodman
Alfred L. Goodman, President

/s/ E. Richard Yulman
E. Richard Yulman, Secretary

5

CERTIFICATE OF MERGER

OF

NEDRICH REALTY CORP.

INTO

SEALY OF EASTERN NEW YORK, INC.

Under Section 905 of the Business Corporation Law

We, the undersigned, being respectively the President and Secretary of Sealy of Eastern New York, Inc., the surviving corporation, certify:

1. The name of the surviving corporation is Sealy of Eastern New York, Inc., which was originally incorporated under the name Empire State Bedding Co., Inc. Its certificate of incorporation was filed by the Department of State of the State of New York on January 26, 1948. The name of the subsidiary corporation is Nedrich Realty Corp.; its certificate of incorporation was filed by the Department of State of the State of New York on November 29, 1950. Both corporations are organized under the laws of the State of New York.

2. The designation and number of outstanding shares of each class of the subsidiary corporation to be merged is as follows:

NAME OF SUBSIDIARY	DESIGNATION OF CLASS AND NUMBER OUTSTANDING	NUMBER OF EACH OWNED BY SURVIVING CORPORATION
Nedrich Realty Corp.	9500 shares of voting common stock at no-par value	9500 shares of voting common stock at no-par value

3. The merger shall be effective on April 30, 1981.

4. The surviving corporation owns all of the outstanding shares of the subsidiary corporation.

5. The plan of merger has been adopted by the Board of Directors of the surviving corporation.

Dated: April 27, 1981

SEALY OF EASTERN NEW YORK, INC.

/s/ Alfred L. Goodman
Alfred L. Goodman, President

/s/ E. Richard Yulman
E. Richard Yulman, Secretary

2

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF ALBANY	)

E. RICHARD YULMAN being duly sworn, deposes and says that he is the Secretary of Sealy of Eastern New York, Inc., that he has read the foregoing Certificate of Merger and knows the contents thereof, and that the same is true to his knowledge.

/s/ E. Richard Yulman
E. Richard Yulman

Sworn to before me this

27th day of April, 1981.

/s/ James J. Klee
Notary Public

JAMES J. KLEE Notary Public, State of New York Qualified in Albany County Commission Expires March 30, 1982

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

SEALY OF EASTERN NEW YORK, INC.

Under Section 305 of the Business Corporation Law.

The undersigned, being the president and secretary of Sealy of Eastern New York, Inc., hereby certify:

FIRST: The name of the corporation is Sealy of Eastern New York, Inc., which was originally incorporated under the name of Empire State Bedding Co., Inc.

SECOND: Its Certificate of Incorporation was filed by the Department of State, Albany, New York, on the 16 day of January, 1948.

THIRD: Paragraph FIRST of the Certificate of Incorporation of Sealy of Eastern New York, Inc., which sets forth the name of the corporation, is hereby amended to read:

The name of the corporation is Sealy Mattress Company of Albany, Inc.

FOURTH: The Amendment to the Certificate of Incorporation of Sealy of Eastern New York, Inc. was authorized by the unanimous written consent of the Board of Directors and of the holders of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, Sealy of Eastern New York, Inc. has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed by its duly authorized officers this 27th day of February, 1986.

The undersigned, E. Richard Yulman and Frank Abbatomarco, the signers of the foregoing Certificate of Amendment, affirm this 27th day of February, 1986, that the Certificate is true under penalty of perjury.

/s/ Richard Yulman
E. Richard Yulman, President

/s/ Frank Abbatomarco
Frank Abbatomarco, Secretary and Treasurer

2

CERTIFICATE OF CHANGE

OF

Sealy Mattress Company of Albany, Inc.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

WE, THE UNDERSIGNED, Thomas L. Smudz and John D. Moran being respectively the Vice President and the Assistant Secretary of Sealy Mattress Company of Albany, Inc. hereby certify:

1. The name of the corporation is Sealy Mattress Company of Albany, Inc. It was incorporated under the name Empire State Bedding Co., Inc.

2. The Certificate of Incorporation of said corporation was filed by the Department of State on January 26, 1948.

3. The following was authorized by the Board of Directors:

To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from c/o Morris, Marshall & Cohn, 126 Wall Street, Schenectady, New York 12305 to c/o C T. Corporation System, 1633 Broadway, New York, New York 10019.

To designate C T CORPORATION SYSTEM, 1633 Broadway, New York, New York 10019 as its registered agent in New York upon whom all process against the corporation may be served.

IN WITNESS WHEREOF, we have signed this certificate on the 18th day of January, 1988 and we affirm the statements contained therein as true under penalties of perjury.

/s/ Thomas L. Smudz
Thomas L. Smudz, Vice President

/s/ John D. Moran
John D. Moran, Assistant Secretary

CERTIFICATE OF CHANGE

OF

SEALY MATTRESS COMPANY OF ALBANY, INC.

Under Section 805-A of the Business Corporation Law

1.	The name of the corporation is SEALY MATTRESS COMPANY OF ALBANY, INC.

If applicable, the original name under which it was formed is EMPIRE STATE BEDDING CO., INC.

2.	The Certificate of Incorporation of said corporation was filed by the Department of State on 1/26/48.

3.	The address of C T Corporation System as the registered agent of said corporation is hereby changed from C T CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to 111 Eighth Avenue, New York, New York 10011.

4.	The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him is hereby changed from c/o C T CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to c/o C T Corporation System, 111 Eighth Avenue, New York, New York 10011.

5.	Notice of the above changes was mailed to the corporation by C T Corporation System not less than 30 days prior to the date of delivery to the Department of State and such corporation has not objected thereto.

6.	C T Corporation System is both the agent of such corporation to whose address the Secretary of State is required to mail copies of process and the registered agent of such corporation.

IN WITNESS WHEREOF, I have signed this certificate on September 1, 1999 and affirm the statements contained herein as true under penalties of perjury.

C T CORPORATION SYSTEM

By:	/s/ Kenneth J. Uva

Kenneth J. Uva
Vice President